UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03691

LORD ABBETT MID-CAP VALUE FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2008

Item 1:   Report to Shareholders.

2008

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Mid Cap Value Fund

For the fiscal year ended December 31, 2008

Lord Abbett Mid Cap Value Fund

Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Mid Cap Value Fund's performance for the fiscal year ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A: The crisis that began more than a year ago in the subprime mortgage market accelerated in the last four months of the fiscal year, during which the equity markets (as measured by the S&P 500® Index1) reached a low point for the 2008 calendar year on November 20, 2008. The closing months of the fiscal year were marked by the most extreme volatility in the equities markets since the 1930s. For example, the S&P 500 Index finished the calendar year with a loss of 37.00%. On December 1, 2008, the National Bureau of Economic Research stated that the U.S. economy technically had been in a recession since December 2007.

Within the context of an extreme market contraction, small cap stocks (as measured by the Russell 2000® Index2) generally performed better than mid cap (as defined by the Russell Midcap® Index3) or large cap stocks (as measured by the Russell 1000® Index4), but even small caps were down 33.79% in the 12 months ended December 31, 2008. Large cap stocks declined 37.60%, while mid cap stocks were down 41.46%. Value stocks (as represented by the Russell 3000® Value Index5) outperformed growth stocks (represented by the Russell 3000® Growth Index6), declining 36.25%, compared to a 38.44% decline for growth stocks.

Q: How did the Mid Cap Value Fund perform during the fiscal year ended December 31, 2008?

A: The Fund returned -39.44%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,7 which returned -38.44% over the same period.

Q: What were the most significant factors affecting performance?

A: The most significant detractors from the Fund's performance relative to its benchmark for the one-year period were the consumer discretionary sector, the technology sector (owing to an overweight position), and the auto and transportation sector.

Among individual holdings that detracted from performance were consumer discretionary holding R.H. Donnelley Corp. (the Fund's number-one detractor), a publisher of various Sprint Yellow Pages directories; technology holding JDS Uniphase Corp., a provider of communications test and measurement solutions and optical products; and utilities holding Qwest Communications International Inc., a provider of broadband Internet-based data, voice, and image communications.

The most significant contributors to the Fund's performance were the materials and processing sector, the healthcare sector (owing to an overweight position), and the other energy sector (which includes oil service companies, exploration and production companies, and independent refiners).

Among individual holdings that contributed to performance were materials and processing holdings Archer-Daniels-Midland Co. (the Fund's number-one contributor), an agricultural commodities processor and merchant, and The Mosaic Co., a provider of crop nutrients to agricultural communities; and consumer discretionary holding Darden Restaurants, Inc., an operator of casual dining restaurants.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

4  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

5  The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

6  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

7  The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are members of the Russell 1000® Value index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P MidCap 400/Citigroup Value Index and the Russell Midcap® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A3	-42.91%	-2.85%	5.35%	—
Class B4	-42.13%	-2.48%	5.44%	—
Class C5	-39.90%	-2.36%	5.30%	—
Class F6	-39.32%	—	—	-36.04%
Class I7	-39.27%	-1.36%	—	6.21%
Class P8	-39.56%	-1.81%	5.81%	—
Class R2[9]	—	—	—	-30.28	%*
Class R3[10]	—	—	—	-30.26	%*

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2008, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7  Class I shares commenced operations and performance for the class began on May 3, 1999. Performance is at net asset value.

8  Performance is at net asset value.

9  Class R2 shares commenced operations on March 24, 2008. Performance for the class began March 31, 2008. Performance is at net asset value.

10  Class R3 shares commenced operations on March 24, 2008. Performance for the class began March 31, 2008. Performance is at net asset value.

*  Because Class R2 and R3 shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/08	12/31/08	7/1/08 – 12/31/08
Class A
Actual	$1,000.00	$697.80	$4.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.63	$5.58
Class B
Actual	$1,000.00	$695.30	$7.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.36	$8.87
Class C
Actual	$1,000.00	$695.10	$7.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.36	$8.87
Class F
Actual	$1,000.00	$698.90	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.88	$4.32
Class I
Actual	$1,000.00	$699.10	$3.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.39	$3.81
Class P
Actual	$1,000.00	$697.10	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.12	$6.09
Class R2
Actual	$1,000.00	$696.70	$5.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.69	$6.50
Class R3
Actual	$1,000.00	$697.00	$5.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	$6.29

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.10% for Class A, 1.75% for Classes B and C, 0.85% for Class F, 0.75% for Class I, 1.20% for Class P, 1.28% for Class R2 and 1.24% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Auto & Transportation	2.92%
Consumer Discretionary	13.19%
Consumer Staples	9.24%
Financial Services	11.52%
Healthcare	8.23%
Integrated Oils	0.86%
Materials & Processing	12.36%
Sector*	%**
Other	2.21%
Other Energy	4.36%
Producer Durables	3.98%
Technology	7.52%
Utilities	21.54%
Short-Term Investment	2.07%
Total	100.00%

  *  A sector may comprise several industries.

**  Represents percent of total investments.

Schedule of Investments

December 31, 2008

Investments	Shares	Value (000)
COMMON STOCKS 99.09%
Advertising Agency 1.79%
Interpublic Group of Cos., Inc. (The)*	14,337,421	$56,776
Auto Parts: After Market 1.93%
Genuine Parts Co.	1,617,591	61,242
Auto Parts: Original Equipment 0.20%
ArvinMeritor, Inc.	2,194,749	6,255
Banks 5.33%
Comerica, Inc.	2,055,300	40,798
Fifth Third Bancorp	5,240,857	43,289
M&T Bank Corp.	768,900	44,143
Zions Bancorp	1,669,426	40,918
Total		169,148
Beverage: Soft Drinks 1.78%
Coca-Cola Enterprises, Inc.	4,691,150	56,434
Building: Materials 0.84%
Owens Corning, Inc.*	1,550,800	26,829
Chemicals 1.50%
Eastman Chemical Co.	1,506,255	47,763
Communications Technology 6.08%
ADC Telecommunications, Inc.*(a)	6,579,304	35,989
JDS Uniphase Corp.*(a)	11,291,691	41,215
McAfee, Inc.*	1,861,650	64,357
Tellabs, Inc.*	12,518,026	51,574
Total		193,135
Computer Services, Software & Systems 1.06%
Sybase, Inc.*	1,358,932	33,661
Consumer Products 2.07%
Snap-on, Inc.	1,670,541	65,786

Investments	Shares	Value (000)
Containers & Packaging: Paper & Plastic 2.20%
Pactiv Corp.*	2,805,686	$69,805
Diversified Manufacturing 2.44%
Ball Corp.	1,866,269	77,618
Diversified Production 0.33%
Pentair, Inc.	446,900	10,578
Drug & Grocery Store Chains 4.16%
Kroger Co. (The)	2,347,600	62,000
Safeway, Inc.	2,954,048	70,218
Total		132,218
Drugs & Pharmaceuticals 5.68%
King Pharmaceuticals, Inc.*	8,432,369	89,552
Mylan, Inc.*	9,170,771	90,699
Total		180,251
Electronics: Semi-Conductors/ Components 0.47%
Marvell Technology Group Ltd.*	2,226,500	14,851
Engineering & Contracting Services 1.28%
KBR, Inc.	2,666,786	40,535
Finance Companies 1.34%
Capital One Financial Corp.	1,335,600	42,592
Foods 3.41%
Dean Foods Co.*	2,741,926	49,272
Smithfield Foods, Inc.*	4,183,318	58,859
Total		108,131
Health & Personal Care 1.31%
HealthSouth Corp.*	3,781,956	41,450

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Shares	Value (000)
Identification Control & Filter Devices 1.28%
Hubbell, Inc. Class B	1,245,587	$40,706
Insurance: Life 0.96%
Conseco, Inc.*	5,886,345	30,491
Insurance: Multi-Line 2.26%
ACE Ltd. (Switzerland)(b)	1,356,700	71,797
Insurance: Property-Casualty 1.76%
PartnerRe Ltd.	785,338	55,971
Machinery: Engines 0.99%
Cummins, Inc.	1,176,856	31,457
Machinery: Oil Well Equipment & Services 1.46%
Halliburton Co.	2,558,495	46,513
Medical & Dental Instruments & Supplies 1.35%
Covidien Ltd.	1,179,635	42,750
Metal Fabricating 2.09%
Timken Co. (The)	3,386,384	66,475
Milling: Fruit & Grain Processing 1.07%
Archer Daniels Midland Co.	1,174,900	33,872
Miscellaneous: Equipment 1.42%
W.W. Grainger, Inc.	571,536	45,060
Multi-Sector Companies 2.24%
Eaton Corp.	517,000	25,700
Textron, Inc.	1,743,306	24,180
Tyco International Ltd.	980,045	21,169
Total		71,049
Oil: Crude Producers 2.95%
EOG Resources, Inc.	757,435	50,430
Range Resources Corp.	1,256,400	43,208
Total		93,638

Investments	Shares	Value (000)
Oil: Integrated International 0.87%
Transocean Ltd.*	586,247	$27,700
Paints & Coatings 1.08%
Valspar Corp. (The)	1,897,959	34,334
Publishing: Miscellaneous 1.62%
R.R. Donnelley & Sons Co.	3,781,877	51,358
Restaurants 2.57%
Brinker International, Inc.	4,130,620	43,537
Darden Restaurants, Inc.	1,356,700	38,232
Total		81,769
Retail 3.08%
Foot Locker, Inc.	3,116,303	22,874
Macy's, Inc.	2,989,882	30,945
OfficeMax, Inc.(a)	5,741,753	43,867
Total		97,686
Services: Commercial 2.22%
Republic Services, Inc.	2,841,076	70,430
Tires & Rubber 0.83%
Goodyear Tire & Rubber Co. (The)*	4,419,200	26,383
Utilities: Electrical 9.65%
Ameren Corp.	2,390,681	79,514
CMS Energy Corp.	7,908,598	79,956
NiSource, Inc.	6,288,484	68,985
Northeast Utilities	3,245,469	78,086
Total		306,541
Utilities: Gas Distributors 0.74%
Southwest Gas Corp.	936,361	23,615

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2008

Investments	Shares	Value (000)
Utilities: Telecommunications 11.40%
CenturyTel, Inc.	2,450,469	$66,971
EMBARQ Corp.	2,948,573	106,031
Qwest Communications International, Inc.	27,236,101	99,139
Windstream Corp.	9,750,626	89,706
Total		361,847
Total Common Stocks (cost $4,480,544,087)		3,146,500
	Principal Amount (000)
SHORT-TERM INVESTMENT 2.10%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $67,915,000 of U.S. Treasury Bill at 0.49% due 5/28/2009; value: $67,908,209; proceeds: $66,574,026 (cost $66,573,989)	$66,574	66,574
Total Investments in Securities 101.19% (cost $4,547,118,076)		3,213,074
Liabilities in Excess of Other Assets (1.19%)		(37,659)
Net Assets 100.00%		$3,175,415

*  Non-income producing security.

(a)  Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares). (See Note 9).

(b)  Foreign security traded in U.S. dollars.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in unaffiliated issuers, at value (cost $4,091,075,819)	$3,092,003,874
Investments in affiliated issuers, at value (cost $456,042,257)	121,070,458
Receivables:
Interest and dividends	7,784,676
Capital shares sold	3,875,638
Prepaid expenses and other assets	94,722
Total assets	3,224,829,368
LIABILITIES:
Payables:
Capital shares reacquired	39,833,995
12b-1 distribution fees	2,745,664
Management fee	1,799,951
Directors' fees	998,314
Fund administration	109,432
Accrued expenses and other liabilities	3,926,939
Total liabilities	49,414,295
NET ASSETS	$3,175,415,073
COMPOSITION OF NET ASSETS:
Paid-in capital	$5,485,035,601
Distributions in excess of net investment income	(998,314)
Accumulated net realized loss on investments	(974,578,470)
Net unrealized depreciation on investments	(1,334,043,744)
Net Assets	$3,175,415,073

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2008

Net assets by class:
Class A Shares	$2,090,013,048
Class B Shares	$276,790,127
Class C Shares	$310,014,565
Class F Shares	$12,379,849
Class I Shares	$221,556,355
Class P Shares	$264,246,427
Class R2 Shares	$84,835
Class R3 Shares	$329,867
Outstanding shares by class:
Class A Shares (700 million shares of common stock authorized, $.001 par value)	200,468,487
Class B Shares (200 million shares of common stock authorized, $.001 par value)	27,979,920
Class C Shares (200 million shares of common stock authorized, $.001 par value)	31,461,579
Class F Shares (200 million shares of common stock authorized, $.001 par value)	1,195,175
Class I Shares (200 million shares of common stock authorized, $.001 par value)	21,389,650
Class P Shares (200 million shares of common stock authorized, $.001 par value)	26,109,785
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	8,187
Class R3 Shares (200 million shares of common stock authorized, $.001 par value)	31,765
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.43
Class A Shares-Maximum offering price
(Net asset value plus sales charge of 5.75%)	$11.07
Class B Shares-Net asset value	$9.89
Class C Shares-Net asset value	$9.85
Class F Shares-Net asset value	$10.36
Class I Shares-Net asset value	$10.36
Class P Shares-Net asset value	$10.12
Class R2 Shares-Net asset value	$10.36
Class R3 Shares-Net asset value	$10.38

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends from unaffiliated issuers	$128,526,152
Dividends from affiliated issuers	3,780,053
Interest and other	2,850,639
Total investment income	135,156,844
Expenses:
Management fee	30,453,742
12b-1 distribution plan-Class A	13,012,019
12b-1 distribution plan-Class B	4,703,254
12b-1 distribution plan-Class C	5,465,292
12b-1 distribution plan-Class F	11,301
12b-1 distribution plan-Class P	2,054,634
12b-1 distribution plan-Class R2	166
12b-1 distribution plan-Class R3	1,113
Shareholder servicing	11,426,796
Fund administration	2,360,299
Reports to shareholders	405,549
Registration	225,124
Professional	69,886
Directors' fees	55,971
Custody	54,211
Other	217,382
Gross expenses	70,516,739
Expense reductions (See Note 7)	(89,039)
Net expenses	70,427,700
Net investment income	64,729,144
Net realized and unrealized loss:
Net realized loss on investments in unaffiliated issuers	(313,296,816)
Net realized loss on investments in affiliated issuers	(623,026,699)
Net change in unrealized appreciation on investments	(1,897,226,791)
Net realized and unrealized loss	(2,833,550,306)
Net Decrease in Net Assets Resulting From Operations	$(2,768,821,162)

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment income	$64,729,144	$35,625,216
Net realized gain (loss) on investments in affiliated and unaffiliated issuers	(936,323,515)	1,730,646,903
Net change in unrealized appreciation on investments	(1,897,226,791)	(1,628,683,437)
Net Increase (decrease) in net assets resulting from operations	(2,768,821,162)	137,588,682
Distributions to shareholders from:
Net investment income
Class A	(52,399,815)	(27,900,652)
Class B	(4,491,544)	(29,241)
Class C	(4,905,552)	(36,721)
Class F	(396,516)	(75)
Class I	(7,174,590)	(6,200,851)
Class P	(6,522,082)	(2,037,074)
Class R2	(2,427)	–
Class R3	(8,989)	–
Net realized gain
Class A	(244,188,104)	(1,040,601,315)
Class B	(30,635,651)	(130,909,628)
Class C	(36,209,267)	(156,032,306)
Class F	(418)	(1,477)
Class I	(26,307,913)	(134,459,602)
Class P	(27,877,588)	(118,087,458)
Total distributions to shareholders	(441,120,456)	(1,616,296,400)
Capital share transactions (Net of share conversions) (See Note 12):
Proceeds from sales of shares	837,899,370	1,498,049,708
Reinvestment of distributions	398,348,568	1,454,365,407
Cost of shares reacquired	(3,335,455,795)	(3,325,193,279)
Net decrease in net assets resulting from capital share transactions	(2,099,207,857)	(372,778,164)
Net decrease in net assets	(5,309,149,475)	(1,851,485,882)
NET ASSETS:
Beginning of year	$8,484,564,548	$10,336,050,430
End of year	$3,175,415,073	$8,484,564,548
Distributions in excess of net investment income	$(998,314)	$(1,078,650)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of the year	$18.57	$22.40	$22.41	$22.63	$18.83
Investment operations:
Net investment income(a)	.18	.11	.12	.13	.10
Net realized and unrealized gain (loss)	(7.24)	.06	2.57	1.66	4.43
Total from investment operations	(7.06)	.17	2.69	1.79	4.53
Distributions to shareholders from:
Net investment income	(.26)	(.11)	(.12)	(.10)	(.06)
Net realized gain	(.82)	(3.89)	(2.58)	(1.91)	(.67)
Total distributions	(1.08)	(4.00)	(2.70)	(2.01)	(.73)
Net asset value, end of year	$10.43	$18.57	$22.40	$22.41	$22.63
Total Return(b)	(39.44)%	.54%	12.36%	8.16%	24.10%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.10%	1.05%	1.07%	1.07%	1.15%
Expenses, excluding expense reductions	1.10%	1.05%	1.07%	1.07%	1.15%
Net investment income	1.19%	.46%	.51%	.56%	.47%
Supplemental Data:
Net assets, end of year (000)	$2,090,013	$5,736,155	$6,832,134	$7,355,612	$6,300,413
Portfolio turnover rate	20.11%	28.24%	19.95%	25.97%	20.35%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of the year	$17.62	$21.50	$21.65	$21.98	$18.37
Investment operations:
Net investment income (loss)(a)	.07	(.05)	(.04)	(.02)	(.03)
Net realized and unrealized gain (loss)	(6.82)	.06	2.48	1.60	4.31
Total from investment operations	(6.75)	.01	2.44	1.58	4.28
Distributions to shareholders from:
Net investment income	(.16)	– (b)	(.01)	–	–
Net realized gain	(.82)	(3.89)	(2.58)	(1.91)	(.67)
Total distributions	(.98)	(3.89)	(2.59)	(1.91)	(.67)
Net asset value, end of year	$9.89	$17.62	$21.50	$21.65	$21.98
Total Return(c)	(39.88)%	(.16)%	11.60%	7.44%	23.32%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.77%	1.75%	1.76%	1.72%	1.77%
Expenses, excluding expense reductions	1.77%	1.75%	1.76%	1.73%	1.77%
Net investment income (loss)	.54%	(.24)%	(.18)%	(.11)%	(.15)%
Supplemental Data:
Net assets, end of year (000)	$276,790	$684,105	$837,988	$914,957	$923,118
Portfolio turnover rate	20.11%	28.24%	19.95%	25.97%	20.35%

(a) Calculated using average shares outstanding during the year.

(b) Amount represents less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of the year	$17.55	$21.42	$21.58	$21.92	$18.32
Investment operations:
Net investment income (loss)(a)	.07	(.05)	(.04)	(.02)	(.03)
Net realized and unrealized gain (loss)	(6.79)	.07	2.47	1.59	4.30
Total from investment operations	(6.72)	.02	2.43	1.57	4.27
Distributions to shareholders from:
Net investment income	(.16)	– (b)	(.01)	–	–
Net realized gain	(.82)	(3.89)	(2.58)	(1.91)	(.67)
Total distributions	(.98)	(3.89)	(2.59)	(1.91)	(.67)
Net asset value, end of year	$9.85	$17.55	$21.42	$21.58	$21.92
Total Return(c)	(39.90)%	(.12)%	11.59%	7.41%	23.33%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.77%	1.75%	1.76%	1.72%	1.77%
Expenses, excluding expense reductions	1.77%	1.75%	1.76%	1.73%	1.77%
Net investment income (loss)	.53%	(.24)%	(.18)%	(.11)%	(.15)%
Supplemental Data:
Net assets, end of year (000)	$310,015	$812,744	$985,897	$1,104,235	$1,115,185
Portfolio turnover rate	20.11%	28.24%	19.95%	25.97%	20.35%

(a) Calculated using average shares outstanding during the year.

(b) Amount represents less than $.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31/2008	9/28/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$18.52	$23.55
Investment operations:
Net investment income(b)	.26	.03
Net realized and unrealized loss	(7.28)	(1.42)
Total from investment operations	(7.02)	(1.39)
Distributions to shareholders from:
Net investment income	(.32)	(.18)
Net realized gain	(.82)	(3.46)
Total distributions	(1.14)	(3.64)
Net asset value, end of period	$10.36	$18.52
Total Return(c)	(39.32)%	(6.06	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.85%	.23	%(d)
Expenses, excluding expense reductions	.85%	.23	%(d)
Net investment income	1.96%	.14	%(d)
Supplemental Data:
Net assets, end of period (000)	$12,380	$9
Portfolio turnover rate	20.11%	28.24%

(a) Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of the year	$18.52	$22.35	$22.37	$22.59	$18.78
Investment operations:
Net investment income(a)	.23	.18	.19	.20	.17
Net realized and unrealized gain (loss)	(7.24)	.06	2.57	1.67	4.44
Total from investment operations	(7.01)	.24	2.76	1.87	4.61
Distributions to shareholders from:
Net investment income	(.33)	(.18)	(.20)	(.18)	(.13)
Net realized gain	(.82)	(3.89)	(2.58)	(1.91)	(.67)
Total distributions	(1.15)	(4.07)	(2.78)	(2.09)	(.80)
Net asset value, end of year	$10.36	$18.52	$22.35	$22.37	$22.59
Total Return(b)	(39.27)%	.90%	12.69%	8.53%	24.59%
Ratios to Average Net Assets:
Expenses, including expense reductions	.77%	.75%	.76%	.72%	.77%
Expenses, excluding expense reductions	.77%	.75%	.76%	.73%	.77%
Net investment income	1.55%	.77%	.83%	.90%	.85%
Supplemental Data:
Net assets, end of year (000)	$221,556	$613,098	$893,758	$855,628	$569,800
Portfolio turnover rate	20.11%	28.24%	19.95%	25.97%	20.35%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of the year	$18.07	$21.89	$21.96	$22.22	$18.52
Investment operations:
Net investment income(a)	.16	.07	.08	.10	.08
Net realized and unrealized gain (loss)	(7.04)	.07	2.52	1.63	4.36
Total from investment operations	(6.88)	.14	2.60	1.73	4.44
Distributions to shareholders from:
Net investment income	(.25)	(.07)	(.09)	(.08)	(.07)
Net realized gain	(.82)	(3.89)	(2.58)	(1.91)	(.67)
Total distributions	(1.07)	(3.96)	(2.67)	(1.99)	(.74)
Net asset value, end of year	$10.12	$18.07	$21.89	$21.96	$22.22
Total Return(b)	(39.56)%	.43%	12.19%	8.07%	23.99%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.22%	1.20%	1.21%	1.17%	1.22%
Expenses, excluding expense reductions	1.22%	1.20%	1.21%	1.18%	1.22%
Net investment income	1.10%	.31%	.38%	.46%	.40%
Supplemental Data:
Net assets, end of year (000)	$264,246	$638,453	$786,273	$815,751	$521,603
Portfolio turnover rate	20.11%	28.24%	19.95%	25.97%	20.35%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	3/24/2008(a) to 12/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$15.62
Investment operations:
Net investment income(b)	.16
Net realized and unrealized loss	(5.11)
Total from investment operations	(4.95)
Distribution to shareholders from:
Net investment income	(.31)
Net asset value, end of period	$10.36
Total Return(c)	(31.58	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.00	%(d)
Expenses, excluding expense reductions	1.00	%(d)
Net investment income	1.37	%(d)
Supplemental Data:
Net assets, end of period (000)	$85
Portfolio turnover rate	20.11%

(a) Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	3/24/2008(a) to 12/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$15.62
Investment operations:
Net investment income(b)	.16
Net realized and unrealized loss	(5.11)
Total from investment operations	(4.95)
Distribution to shareholders from:
Net investment income	(.29)
Net asset value, end of period	$10.38
Total Return(c)	(31.55	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.96	%(d)
Expenses, excluding expense reductions	.97	%(d)
Net investment income	1.19	%(d)
Supplemental Data:
Net assets, end of period (000)	$330
Portfolio turnover rate	20.11%

(a) Commencement of investment operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.

(b) Calculated using average shares outstanding during the period.

(c) Total return assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company, incorporated under Maryland law on March 14, 1983.

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3 each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. As of October 1, 2007, the Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur loss upon disposition of the securities.

(g)  Fair Value Measurements–The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect

Notes to Financial Statements (continued)

the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$3,146,500,343
Level 2 – Other Significant Observable Inputs	66,573,989
Total	$3,213,074,332

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .52% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution

Notes to Financial Statements (continued)

and service fees to Lord Abbett Distributor LLC ("the Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25	%(1)	.25%	.25%	-	.20%	.25%	.25%
Distribution	.10	%(2)	.75%	.75%	.10%	.25%	.35%	.25%

*  The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

(1) Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net asset value attributable to Class A.

(2) From October 1, 2005 to April 30, 2008, the annual rate of the Fund's Class A share distribution fee was .05% of the Fund's average daily net assets.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2008.

Distributor Commissions	Dealers' Concessions
$316,923	$1,716,906

Distributor received CDSCs of $24,672 and $10,299 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2008.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$76,400,527	$114,153,662
Net long-term capital gains	364,719,929	1,502,142,738
Total distributions paid	$441,120,456	$1,616,296,400

Notes to Financial Statements (continued)

As of December 31, 2008, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforward*	$(663,371,429)
Temporary differences	(285,576,506)
Unrealized losses - net	(1,360,672,593)
Total accumulated losses - net	$(2,309,620,528)

* As of December 31, 2008, the capital loss carryforward, along with the related expiration date, was as follows:

2016	Total
$663,371,429	$663,371,429

Certain losses incurred after October 31 ("Post-October Losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $284,578,192 during fiscal 2008.

As of December 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,573,746,925
Gross unrealized gain	219,751,686
Gross unrealized loss	(1,580,424,279)
Net unrealized security loss	$(1,360,672,593)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended December 31, 2008, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$11,252,707	$(9,989,860)	$(1,262,847)

The permanent differences are attributable to the tax treatment of distributions paid.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 are as follows:

Purchases	Sales
$1,165,675,533	$3,469,637,899

There were no purchases or sales of U.S. Government securities during the fiscal year ended December 31, 2008.

Notes to Financial Statements (continued)

6. DIRECTORS' REMUNERATION

The Fund's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility ("Facility") from State Street Bank and Trust Company ("SSB"), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 5, 2008, the amount available under the Facility was changed from $250,000,000 to $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .08% of the amount available under the Facility to .125%. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2008.

9. TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund had ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the fiscal year ended December 31, 2008:

Affiliated Issuer	Balance of Shares Held at 12/31/2007		Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2008	Value at 12/31/2008	Realized Gain (Loss) 1/1/2008 to 12/31/2008(a)	Dividend Income 1/1/2008 to 12/31/2008(a)
AbitibiBowater Inc.(b)	4,643,479		723,700	(5,367,179)	-	$-	$(142,621,686)	$-
ADC Telecommunications, Inc.	7,195,304		525,600	(1,141,600)	6,579,304	35,988,793	(6,683,791)	-
Arbitron Inc.(b)	1,703,854		95,800	(1,799,654)	-	-	(9,221,648)	524,926
Chemtura Corp.(b)	12,325,088		-	(12,325,088)	-	-	(781,392)	610,783
Conseco, Inc.(b)	10,094,417		761,900	(4,969,972)	5,886,345	-	(12,245,000)	-
Idearc Inc.(b)(c)	3,189,308	(c)	5,937,084	(9,126,392)	-	-	(59,702,445)	-

Notes to Financial Statements (continued)

Affiliated Issuer	Balance of Shares Held at 12/31/2007	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2008	Value at 12/31/2008	Realized Gain (Loss) 1/1/2008 to 12/31/2008(a)	Dividend Income 1/1/2008 to 12/31/2008(a)
Interpublic Group of Cos., (The)(b)	25,017,421	875,500	(11,555,500)	14,337,421	$-	$(4,969,873)	$-
JDS Uniphase Corp.	17,412,291	758,700	(6,879,300)	11,291,691	41,214,672	(58,401,275)	-
King Pharmaceuticals, Inc.(b)	15,273,869	692,500	(7,534,000)	8,432,369	-	(25,838,943)	-
Mylan, Inc.(b)(c)	14,224,171	1,975,800	(7,029,200)	9,170,771	-	(3,709,679)	-
OfficeMax, Inc.	5,702,353	600,400	(561,000)	5,741,753	43,866,993	(10,751,051)	2,644,344
Openwave Systems, Inc.(b)	6,323,893	166,510	(6,490,403)	-	-	(23,213,602)	-
R.H. Donnelley Corp.(b)	5,401,174	2,536,000	(7,937,174)	-	-	(267,730,543)	-
Sybase, Inc.(b)	4,704,203	-	(3,345,271)	1,358,932	-	2,844,229	-
Total					$121,070,458	$(623,026,699)	$3,780,053

(a) Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.

(b) No longer affiliated issuer as of December 31, 2008.

(c) Not an affiliated issuer as of December 31, 2007.

10. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

11. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

12. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	34,751,835	$508,920,579	41,012,360	$947,331,791
Converted from Class B*	817,383	10,823,009	701,674	16,303,320
Reinvestment of distributions	18,945,063	277,940,095	52,127,566	997,985,278
Shares reacquired	(162,873,670)	(2,315,655,981)	(90,076,594)	(2,069,482,858)
Increase (decrease)	(108,359,389)	$(1,517,972,298)	3,765,006	$(107,862,469)

Notes to Financial Statements (continued)

	Year Ended December 31, 2008		Year Ended December 31, 2007
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	1,289,051	$17,689,032	1,654,809	$33,747,601
Reinvestment of distributions	2,087,080	29,807,758	6,010,527	109,384,477
Shares reacquired	(13,346,370)	(182,787,742)	(7,099,661)	(156,829,651)
Converted to Class A*	(865,879)	(10,823,009)	(734,327)	(16,303,320)
Decrease	(10,836,118)	$(146,113,961)	(168,652)	$(30,000,893)
Class C Shares
Shares sold	2,250,210	$31,057,830	3,278,304	$64,472,964
Reinvestment of distributions	2,068,023	29,534,277	6,065,786	109,929,258
Shares reacquired	(19,165,868)	(259,934,151)	(9,059,526)	(198,904,118)
Increase (decrease)	(14,847,635)	$(199,342,044)	284,564	$(24,501,896)
			Period Ended December 31, 2007†
Class F Shares
Shares sold	1,900,276	$30,024,581	426.628	$10,047
Reinvestment of distributions	33,606	326,823	82.622	1,545
Shares reacquired	(739,216)	(8,632,182)	-	-
Increase	1,194,666	$21,719,222	509.250	$11,592
			Year Ended December 31, 2007
Class I Shares
Shares sold	12,201,898	$182,102,909	13,360,204	$304,246,522
Reinvestment of distributions	2,143,283	31,000,884	7,037,017	134,386,735
Shares reacquired	(26,062,971)	(347,679,997)	(27,274,744)	(609,713,159)
Decrease	(11,717,790)	$(134,576,204)	(6,877,523)	$(171,079,902)
Class P Shares
Shares sold	4,773,686	$67,476,949	6,692,806	$148,240,783
Reinvestment of distributions	2,112,300	29,729,545	5,509,751	102,678,114
Shares reacquired	(16,113,454)	(220,739,355)	(12,790,301)	(290,263,493)
Decrease	(9,227,468)	$(123,532,861)	(587,744)	$(39,344,596)
	Period Ended December 31, 2008††
Class R2 Shares
Shares sold	8,167	$118,431
Reinvestment of distributions	20	197
Shares reacquired	- (a)	(12)
Increase	8,187	$118,616
Class R3 Shares
Shares sold	32,755	$509,059
Reinvestment of distributions	923	8,989
Shares reacquired	(1,913)	(26,375)
Increase	31,765	$491,673

*  Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†  For the period September 28, 2007 (commencement of investment operations) to December 31, 2007.

††  For the period March 24, 2008 (commencement of investment operations) to December 31, 2008.

(a)  Value is less than 1 share.

Notes to Financial Statements (concluded)

13. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 25, 2009

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1983	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 1998	Partner and Portfolio Manager, joined Lord Abbett in 1995.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007, formerly Managing Director, Axia Capital Management LLC (2004 - 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Senior Vice President and General Counsel (1999 - 2005), and Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the fifth quintile of its performance universe for the nine-month, one-year, three-year, and five-year periods and in the second quintile for the ten-year period. The Board also observed that the investment performance was lower than that of the Lipper Mid-Cap Value Index for the nine-month, one-year, three-year, and five-year periods and higher than that of the Index for the ten-year period.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board also observed that in July 2008 one of the Fund's portfolio managers, Ed von der Linde, had left Lord Abbett, with Howard Hansen continuing as portfolio manager for the Fund, assisted by Jeff Diamond. In addition, the Board noted the changes that Lord Abbett had made in July 2008 to realign its existing large and mid-cap research resources into a single team supporting those investment disciplines. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the eleven months ended September 30, 2008 the contractual management and administrative services fees were approximately fourteen basis points below the median of the peer group and the actual management and administrative service fees were approximately eleven basis points below the median of the peer group. The Board observed that for the nine months ended September 30, 2008 the total expense ratio of Class A was approximately two basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately twelve basis points below the median of the peer group, the total expense ratios of Class F and Class P were approximately twenty-two basis points below the median of the peer group, the total expense ratio of Class I was approximately five basis points below the median of the peer group, the total expense ratio of Class R2 was approximately twenty basis points below the median of the peer group, and the total expense ratio of Class R3 was approximately sixteen basis points below the median of the peer group. The Board also observed that the Rule 12b-1 plan had been operational for Class R2 and Class R3 for only a portion of the period and that had it been operational for the entire period the expense ratios of Class R2 and R3 would have been approximately thirty and sixteen basis points higher, respectively.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectuses, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

All of the ordinary income distributions paid by the Fund during 2008 is qualified dividend income. For corporate shareholders, all of the Fund's ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid by the Fund to shareholders during the fiscal year ended December 31, 2008, $10,488,872 and $364,719,929, respectively, represent short-term and long-term capital gains.

For foreign shareholders, 2.19% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2008 represents interest-related dividends.

This page is intentionally left blank.

This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Mid-Cap Value Fund, Inc.

LAMCVF-2-1208

(02/09)

Item 2:          Code of Ethics.

(a)                      In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended December 31, 2008 (the “Period”).

(b)                     Not applicable.

(c)                      The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)                     The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)                      Not applicable.

(f)                        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:               Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:               Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2008 and 2007 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2008	2007
Audit Fees {a}	$42,000	$41,000
Audit-Related Fees	-0-	-0-
Total audit and audit-related fees	42,000	41,000
Tax Fees {b}	7,837	8,041
All Other Fees	- 0 -	- 0 -

Total Fees	$49,837	$49,041

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2008 and 2007 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2008 and 2007 were:

	Fiscal year ended:
	2008	2007
All Other Fees {a}	$155,939	$137,700

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2008 and 2007 were:

	Fiscal year ended:
	2008		2007
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:               Audit Committee of Listed Registrants.

                                                                                    Not applicable.

Item 6:               Investments.

                                                                                    Not applicable.

Item 7:               Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                                                                                    Not applicable.

Item 8:               Portfolio Managers of Closed-End Management Investment Companies.

                                                                                    Not applicable.

Item 9:               Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                                                                    Not applicable.

Item 10:             Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:             Controls and Procedures.

(a)                      Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)                     There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:             Exhibits.

(a)(1)	Amendments to Code of Ethics — Not applicable.

(a)(2)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID-CAP VALUE FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 25, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 25, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2009